Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2240

The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2022-4

Supplement to the Prospectus

Effective November 23, 2022, Continental Resources, Inc. (ticker: CLR) merged into Omega Acquisition Inc., owned by private investor Harold G. Hamm, in a take-private transaction. Continental Resources, Inc. will cease trading on the New York Stock Exchange. The Portfolio, as a holder of shares of Continental Resources, Inc., will receive $74.28 per share owned as of November 23, 2022. Accordingly, all references in the prospectus to Continental Resources, Inc. are hereby removed.

Supplement Dated: November 23, 2022